Exhibit 10.8(a)
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                                PROMISSORY NOTE

Borrower:           American Fire Retardant Corporation       TIN:  72-1261941
                    110 Brush Road
                    Broussard, La. 70518

Lender:             Whitney National Bank
                    P.0. Box3708
                    Lafayette, La. 70502

Principal Amount:   $74,400.00
Initial Ratc:       8.5%
Date of Note:       December 13, 1996
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PROMISE TO PAY.  AMERICAN FIRE RETARDANT  CORPORATION and all endorsers  signing this Note as guarantors guaranteeing this indebtedness (collectively "Borrower,) promise to pay to the order of WHITNEY NATIONAL BANK ("Lender"), in lawful money of the United States of America the sum of SEVENTY-FOUR THOUSAND FOUR HUNDRED & NO/100 ($74,400.00) DOLLARS, together with simple, interest assessed on a variable rate basis at the rate per annum equal to the index provided, below, as the index under this Note may be adjusted from time to time, one or more times, with interest being assessed on the unpaid principal balance of this Note as outstanding from time to time, commencing on December 13, 1996 and continuing until this Note is paid in full, or until default under this Note with interest being thereafter subject to the default interest rate provisions set forth herein.

PAYMENT. Subject to any payment changes resulting from changes in the index, Borrower will pay this loan in accordance with the following payment schedule:
This Note shall bear interest on the principal amount due as follows: (1) for the initial five year period the interest rate shall be 8.50 percent per annum;
(2) for the second five year period, commencing on December 13, 200 1, the interest rate shall be fixed at one quarter (0.25%) of one percent above Whitney prime; such interest rate to continue for the remainder of the loan, with the final payment being due and payable on December 30,2006.

Borrower's monthly payment for the initial five year period is $925.00 per month. The first payment is due January 30, 1997, and all subsequent payments are due on the same day of each successive calendar month until this Note is paid in full. Payments include principal and amortized simple interest. Interest on this Note is computed on a 365/365 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 365 days, times the outstanding principal balance, times the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and late charges, then to unpaid interest, and any remaining amount to principal.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to increase or decrease at the times specified herein above. The final two five year periods of this Note shall be based on changes in an index which is the Whitney prime (the "index"). Whitney prime is the prime rate of interest established from time to time by the Board of Directors of management of WNB as its prime lending rate whether or not that rate is published. Lender will tell Borrower the current index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (A) increase Borrower's payments to ensure Borrower's loan will pay off by its original final 'maturity date, (B) increase Borrower's payments t6 cover accruing interest, (C) increase the number of Borrower's payments, and (D) continue Borrower's payments at the same amount and increase Borrower's final payment.

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PRE PAYMENT;  MINIMUM INTEREST CHARGE.  Borrower may prepay this Note in full at any time by paying the then unpaid principal balance of this note, plus accrued simple interest and any unpaid late charges through date of prepayment. If Borrower prepays this Note in full, or if Lender accelerates payment, Borrower understan4s that, unless otherwise required by law, any prepaid fees or charges will not be subject to rebate and will be earned by Lender at the time this Note is signed. Borrower agrees to pay minimum interest of $15.00 if this amount has not been earned by Lender at the time of prepayment. Unless otherwise agreed to in writing, early against prior parties, in the collateral in which Lender possesses a security interest, and Lender's only duty with respect to such collateral shall be solely to use reasonable care in the physical preservation of the collateral which is in the actual possession of Lender.

CONFESSION OF JUDGMENT AND WAIVER. For the purposes of executory process, Borrower hereby acknowledges the debt created hereby and confesses judgment in favor of Lender for the full amount of the debt evidenced by this Note. To the extent permitted by law, Borrower hereby expressly waives (a) the benefit of appraisement provided in the Louisiana Code of Civil Procedure and (b) the demand and three (3) days delay accorded by Articles 2639 and 2721, Louisiana Code of Civil Procedure.

ADDITIONAL DEFAULTS AND ACCELERATION. In addition to the events of default set forth above, Lender shall have the right, at is sole option, to insist upon immediate payment (to accelerate the maturity) of this Note should any judgment, garnishment,. seizure, tax lien or levy occur against any of Borrower's assets.

NO NOVATION IF EARLIER NOTE CANCELED. If an earlier note of any Borrower is canceled at the time of execution hereof, then this Note constitutes an extension, but not a novation, of the amount of the continuing indebtedness, and Borrower agrees that all security rights held by Lender under the earlier note shall continue in full force and effect.

OTHER COSTS AND FEES. Borrower further agrees to pay any and all charges, fees, costs and/or taxes levied or assessed against Lender in connection with this Note and/or any collateral, asset or other property which is pledged, mortgaged, hypothecated or assigned to Lender or in which Lender possess a security interest, as security for this Note.

WAIVERS. Borrower of this Note hereby waive demand, presentment for payment, protest, notice of protest and notice of nonpayment, and all pleas of division and discussion, and severally agree that their obligations and liabilities to Lender hereunder shall be on a "solidary" or "joint and several" basis. Borrower and each guarantor further severally agree that discharge or release of any party who is or may be liable to Lender for the indebtedness represented hereby, or the release of any collateral directly or indirectly securing repayment hereof, shall not have the effect of releasing any other party or parties, who shall remain liable to Lender, or of releasing any other collateral that is not expressly released by Lender. Borrower additionally agrees that Lender's acceptance of payment other than in accordance with the terms of this Note, or Lender's subsequent agreement to extend or modify such repayment terms, or Lender's failure or delay in exercising any rights or remedies granted to Lender shall furthermore not be construed as a waiver of any other rights and remedies; it being Borrower's intent and agreement that under this Note, any waiver or forbearance on the part of Lender to pursue the rights and remedies available to Lender, shall be binding upon Lender only to the extent that Lender specifically agrees to any such waiver or forbearance in writing. A waiver or forbearance on the part of Lender as to one default event shall not be construed as a waiver or forbearance as to any other default. Borrower of this Note further agree that any late charges provided for under this Note will not be charges for deferral of time for payment and will not and are not intended to compensate Lender for a grace or cure period, and no such deferral, grace or cure period has or' will be granted to Borrower in return for the imposition of any late charge. Borrower recognizes that Borrower's failure to make timely payment of amounts due under this Note will result in damages to Lender, including reasonable compensation to Lender for such damages. Failure to pay in full any installment or payment timely when due under this Note, whether or not a late charge is assessed, will remain and shall constitute an Event of Default hereunder.

SUCCESSORS AND ASSIGNS LIABLE. Borrower's obligations and agreements under this Note shall be binding upon Borrower's respective successors, heirs, legatees, devisees, administrators, executors and assigns. Tile rights and remedies granted to Lender under this Note shall inure to the benefit of Lender's successors and assigns, as well as to any subsequent holder or holders of this Note.

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CAPTION  HEADINGS.  Caption  headings  of the  sections  of  this  Note  are for convenience purposes only and are not to be used to interpret or to define their provisions. In this Note, whenever the context so requires, the singular includes the plural and the plural also includes the payments under this Note will not relieve Borrower of Borrower's obligation to continue to make regularly scheduled payments under the above payment schedule. Early payments will instead reduce the principal balance due, and Borrower may be required to make fewer payments under this Note.

LATE CHARGE. If Borrower fails to pay any payment under this Note in full within 10 days of when due, Borrower agrees to pay Lender the last payment fee in an amount equal to 5.00% of the unpaid amount of the payment, or U.S. $15.00, whichever is greater. Late charges will not be assessed following declaration of default and acceleration of maturity of this Note.

DEFAULT. The following actions and/or inactions shall constitute default events under this Note.

     DEFAULT UNDER THIS NOTE. Should Borrower default in the payment of principal and /or interest under this Note.

     DEFAULT UNDER SECURITY AGREEMENTS. Should Borrower or any guarantor violate, or fail to comply fully with any of the terms and conditions of, or default under any security right, instrument, document, or agreement directly or indirectly securing repayment of this Note.

     OTHER DEFAULTS IN FAVOR OF LENDER. Should Borrower or any guarantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may affect any property or other collateral directly or indirectly securing repayment of this Note.

     INSOLVENCY.   Should  the  suspension,   failure  or  insolvency,   however
     evidenced, of Borrower or any guarantor of this Note occur or exist.

     DEATH OR INTERDICTION. Should any Borrower of this Note die or be interdicted.

     READJUSTMENT OF INDEBTEDNESS. Should proceedings for readjustment of indebtedness, reorganization, bankruptcy, composition or extension under any insolvency law be brought by or against Borrower or any guarantor.

     ASSIGNMENT OF BENEFIT OF CREDITORS. Should Borrower or any guarantor file proceedings for a respite or make a general assignment for the benefit of creditors.

     RECEIVERSHIP. Should a receiver of all or any part of Borrower's property, or the property of any guarantor, be applied for or appointed.

     DISSOLUTION   PROCEEDINGS.   Should  proceedings  for  the  dissolution  or
     appointment of a liquidator of Borrower or any guarantor be commenced.

     FALSE STATEMENTS. Should an representation, warranty, or material statement of Borrower or any guarantor made in connection with the obtaining of the loan evidenced by this note or any security agreement directly or indirectly securing repayment of this note, prove to be incorrect or misleading in any respect.

     MATERIAL ADVERSE CHANGE. Should any material adverse change occur in the financial condition of Borrower or any guarantor of this Note or should any material discrepancy exist between the financial statements submitted by Borrower and any guarantor and the actual financial condition or Borrower of such guarantor.

     INSECURITY. Should Lender deem itself to be insecure with regard to repayment of this Note.

LENDER'S RIGHTS UPON DEFAULT. Should any one or more default events occur or exist under this Note as provided above, Lender shall have the right, at its sole option, to declare formally this Note to be in default and to accelerate the maturity and insist upon immediate payment in full of the unpaid principal balance then outstanding under this Note, plus accrued interest, together with

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reasonable  attorney's  fees,  costs,  expenses  and other  fees and  charges as provided herein. Lender shall have the further right, again at its sole option, to declare formal default and to accelerate the maturity and to insist upon immediate payment in full of each and every other loan, extension of credit, debt, liability and/or obligation of every nature and kind that Borrower may then owe to Lender, whether direct or indirect or by way of assignment, and whether absolute or contingent, liquidated or unliquidated, voluntary or involuntary, determined or undetermined, secured or unsecured, whether Borrower is obligated alone or with others on a "solidary" or "joint and several" basis, as a principal obligor or otherwise, all without further notice or demand, unless Lender shall otherwise elect.

ATTORNEY'S FEES. If Lender refers this Note to an attorney for collection, or files suit against Borrower to collect this Note, or if Borrower files for bankruptcy or other relief from creditors, Borrower agrees to pay all Lender's reasonable attorneys fees in an amount not less than 25% of the unpaid debt then owing under this Note.

DEPOSIT ACCOUNTS. As collateral security for repayment of this Note and all renewals and extensions, as well as to secure any and all other loans, notes, indebtedness and obligations that Borrower (or any of them) may now and in the future owe to Lender or incur in Lender's favor, whether direct or indirect, absolute or contingent, due or to become due, of any nature and kind whatsoever (with the exception of any indebtedness under a consumer credit card account), Borrower is granting Lender a continuing security interest in any and all funds that Borrower may now and in the future have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder (with the exception of IRA, pension, and other tax-deferred deposits). Borrower further agrees that Lender may at any time apply any funds that Borrower may have on deposit with Lender or in certificates of deposit or other deposit accounts as to which Borrower is an account holder against the unpaid balance of this Note and any all other present and future indebtedness and obligations that Borrower (or any of them) may then owe to Lender, in principal, interest, fees, costs, expenses, and attorney's fees.

COLLATERAL. This Note is secured by: Pledge of A Collateral Mortgage Note. Collateral securing other loans with Lender may also secure this Note as the result of cross-collateralization.

FINANCIAL STATEMENTS. Borrower agrees to provide Lender with such financial statements and other related information at such frequencies and in such detail as Lender may reasonably request.

GOVERNING LAW. Borrower agrees that this Note and the loan evidenced hereby shall be governed under the laws of the State of Louisiana. Specifically, this business or commercial Note is subject to La. R.S. 9:3509 et seq,

ADDITIONAL COLLATERAL. As further collateral security for the repayment of this Note and all renewals and extensions, as well as to secure any and all other loans, notes, indebtedness and obligations, in principal, interest, fees, costs, expenses and attorney's fees, that Borrower (or any of them) may now and in the future owe to Lender or incur in Lender's favor, whether direct or indirect, absolute or contingent, due or to become due, of any nature and kind whatsoever (with the exception of any indebtedness under a consumer credit card account), Borrower is granting Lender a continuing security interest in, all property of Borrower of every nature or kind whatsoever (with the exception of IRA, pension, and other tax-deferred accounts) owned by Borrower or in which borrower has an interest that is now or hereafter on deposit with, in the possession of, under the control of or held by Lender in definitive form, book entry form or in safekeeping or custodian accounts, including instruments, negotiable instruments, certificates of deposit, commercial paper, stocks, bonds, treasury bills and other securities, documents, documents of title and chattel paper, and Borrower hereby grants to Lender a right of set-off and/or compensation with respect to all such property. The terms "deposit accounts', "instruments", "documents" and "chattel paper" shall have the meaning provided in La. R.S. 10:9-105. Borrower further hereby releases Lender from any obligation to take any steps to collect any proceeds of or preserve any of Borrower's rights, including, without limitation, rights

BORROWER:

AMERICAN FIRE RETARDANT CORPORATION

/s/ Edward E. Friloux
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By: Edward E. Friloux, Secretary

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